UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024
INTUITIVE MACHINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40823	36-5056189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street
Houston	TX	77059
(Address of principal executive offices)		(Zip code)

(281)	520-3703
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A Common stock, each at an exercise price of $11.50 per share	LUNRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Facility

On January 10, 2024, Intuitive Machines, LLC (the “Company”) entered into a series of loan documents with Pershing LLC, an affiliate of Bank of New York Mellon, pursuant to which Pershing LLC agreed to an extension of credit in an amount not to exceed $10 million to the Company (the “Loan Documentation”). Borrowings under this credit facility bear interest at the target interest rate set by the Federal Open Market Committee (“Fed Funds Rate”), subject to a 5.5% floor, plus a margin. For borrowings, the applicable rate margin is .9%. The proceeds are available for working capital needs and other general corporate purposes. The credit facility is due on February 22, 2024.

The Loan Documentation included one or more guarantees (the “Credit Support Guarantees”) by Ghaffarian Enterprises, LLC (an affiliate of Dr. Kamal Ghaffarian) (“Ghaffarian Enterprises”) and documentation by which Ghaffarian Enterprises, LLC supported such Credit Support Guarantees with collateral including marketable securities (the “Credit Support”), in each case in favor of the lender for the benefit of the Company. On January 10, 2024, Intuitive Machines, Inc. and Ghaffarian Enterprises entered into a credit support fee and subrogation agreement, where Intuitive Machines, Inc agreed to pay a support fee of $148 thousand for the Credit Support.

Item 2.03.
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.1	Credit Agreement, dated as of January 10, 2024, by and between Intuitive Machines, LLC and Pershing LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024	INTUITIVE MACHINES, INC.

	By:	/s/ Erik Sallee
Name: Erik Sallee
Title: Chief Financial Officer